UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2008

CHORDIANT SOFTWARE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	93-1051328
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number:

000-29357

20400 Stevens Creek Boulevard, Suite 400
Cupertino, CA    95014
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (408) 517-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On August 15, 2008, Chordiant Software, Inc., a Delaware corporation (“Chordiant”) and Ness USA, Inc. (formerly Ness Global Services, Inc.) entered into an addendum to extend the term of the Master Services Agreement (the “Master Services Agreement”) by and among Chordiant, Ness, Ness Technologies India Ltd. and Ness Technologies, Inc. (collectively, the “Ness Entities”)

As previously reported in Chordiant’s quarterly report on Form 10-Q for the quarter ended June 30, 2005, Chordiant entered into the Master Services Agreement effective as of December 15, 2003. Under the terms of the Master Services Agreement, the Ness Entities provide Chordiant’s customers with technical product support through a worldwide help desk facility, a sustaining engineering function that serves as the interface between technical product support and Chordiant’s internal engineering organization, product testing services and product development services, as well as certain additional technical and consulting services (collectively, the “Services”).  The Master Services Agreement had an initial term of three years and Chordiant, in its sole discretion, may elect to extend the term for additional one year periods on the terms, conditions and pricing in effect as of the date of the notice of extension, upon no less than ninety days advance notice prior to the end of the initial term and each extension thereof.  Under the terms of the Master Services Agreement, Chordiant pays for services rendered on a monthly fee basis, including the requirement to reimburse the Ness Entities for approved out-of-pocket expenses.  In addition, Chordiant guaranteed certain lease obligations of the Ness Entities for equipment used in performing the Services.  The Master Services Agreement may be terminated for convenience by Chordiant.

Addendums to Master Services Agreement

As previously reported in Chordiant’s annual report on Form 10-K for the fiscal year ended September 30, 2006, Chordiant and Ness entered into Addendum A to the Master Services Agreement extending the term through December 14, 2007.

On October 25, 2007, Chordiant and Ness entered into Addendum A to the Master Services Agreement extending the term of the agreement through December 14, 2008.

On August 15, 2008, Chordiant and Ness entered into Addendum A to the Master Services Agreement extending the term of the Agreement through December 14, 2009.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Addendum A to Master Services Agreement of December 15, 2003, dated August 15, 2008, between Chordiant Software, Inc. and Ness USA, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHORDIANT SOFTWARE, INC.

Date: August 29, 2008	By:	/s/ PETER S. NORMAN
Peter S. Norman Chief Financial Officer and Principal Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	Addendum A to Master Services Agreement of December 15, 2003, dated August 15, 2008, between Chordiant Software, Inc. and Ness USA, Inc.